Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

Supplement dated June 2, 2016, to the Prospectus for Class A Shares, Class C Shares, Class I Shares and Class Y Shares of the Brookfield Global Listed Real Estate Fund, the Brookfield Global Listed Infrastructure Fund, the Brookfield Real Assets Securities Fund and the Brookfield U.S. Listed Real Estate Fund (the “Multi-Fund Prospectus”), dated April 29, 2016.

Effective immediately, the following replaces the last bullet point in the section titled “Description of Share Classes” on page 86 of the Multi-Fund Prospectus:

•                  whether you qualify to purchase Class I Shares (direct institutional purchases of $1 million or more).

Effective immediately, the following replaces the last (eighth) paragraph in the section titled “Sales Charge Reductions and Waivers — (Class A Shares Only)” on page 88 of the Multi-Fund Prospectus:

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

Effective immediately, the following replaces the first three sentences of the third paragraph in the section titled “Redemption of Fund Shares” on page 94 of the Multi-Fund Prospectus:

By Telephone. If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m. Eastern time; however, the maximum amount that can be redeemed for Class A, C or Y Shares is $50,000. There is no telephone redemption maximum for Class I Shares.

Effective immediately, the following replaces the fourth bullet point of the fourteenth paragraph in the section titled “Redemption of Fund Shares” on page 96 of the Multi-Fund Prospectus:

•                  If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•                  For all redemptions of Class A, C, or Y Shares in excess of $50,000 from any shareholder account.

Please contact the Fund at 1-855-244-4859 if you have any questions.

Please retain this Supplement for reference.

Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

Supplement dated June 2, 2016, to the Statement of Additional Information for Class A Shares, Class C Shares, Class I Shares and Class Y Shares of the Brookfield Global Listed Real Estate Fund, the Brookfield Global Listed Infrastructure Fund, the Brookfield Real Assets Securities Fund and the Brookfield U.S. Listed Real Estate Fund (the “Multi-Fund SAI”), dated April 29, 2016.

Effective immediately, the following replaces the second paragraph in the section titled “Service Providers” beginning on page 61 of the Multi-Fund SAI:

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives a combined fee that would cover both fund accounting and fund administration services based on the Fund’s current average daily net assets.  USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant (“Fund Accountant”), transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.  The Adviser is responsible for any fees due to the Sub-Administrator.

Please contact the Fund at 1-855-244-4859 if you have any questions.

Please retain this Supplement with your SAI for reference.